SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): July 28, 2022

TWO HANDS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-56065	42-1770123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1035 Queensway East Mississauga, Ontario Canada	L4Y 4C1
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (416) 357-0399

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Section 8 - Other Events

Item 8.01 Other Events

On July 28, 2022, Two Hands Corporation (the “Company”) received conditional approval from the Canadian Securities Exchange (“CSE”) for the listing of its Common Shares.

A date for trading is subject to the Company meeting the CSE required conditions. A copy of the letter from the CSE in its entirety is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document	Location
99.1	Letter from the Canadian Securities Exchange dated July 28, 2022	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2022

TWO HANDS CORPORATION By: /s/ Nadav Elituv Nadav Elituv Chief Executive Officer

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